UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 23, 2022

GLOBAL LEADERS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-251324	00-0000000
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 512, InnoCentre

72 Tat Chee Avenue,

Kowloon Tong, Hong Kong

(Address of principal executive offices)

(852) 8102 3633

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events

On December 14, 2020, the Company filed a Prospectus as part of its Registration Statement on Form S-1. That Prospectus was declared effective on May 25, 2021. Under the terms of the Prospectus, that Offering was to expire on May 24, 2022, unless extended by the Board of Directors.

On May 23, 2022, the Board of Directors unanimously voted to extend the Offering period for an additional 90 days, as provided by the Prospectus. The Offering, as extended, will continue until August 21, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022

Global Leaders Corporation

/s/ Yip Hoi Hing Peter
By:	Yip Hoi Hing Peter
Title:	Chief Executive Officer, Chief Financial Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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